E CASH, INC.

                           AUDITED FINANCIAL STATEMENTS

                                  MARCH 31, 2006

                                      * * *

                                   E CASH, INC.

                                      INDEX

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS:                                               STATEMENT
--------------------                                                ---------

     BALANCE SHEETS - MARCH 31, 2006 AND 2005                              1

     STATEMENTS OF INCOME
     FOR THE YEARS ENDED MARCH 31, 2006 AND 2005                           2

     STATEMENTS OF CASH FLOWS
     FOR THE YEARS ENDED MARCH 31, 2006 AND 2005                           3

     STATEMENT OF STOCKHOLDER'S EQUITY
     MARCH, 2006                                                           4

     NOTES TO FINANCIAL STATEMENTS                                         5

                           MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748







             Report of Independent Registered Public Accounting Firm



To the Board of Directors
   and Stockholder
E Cash, Inc.
Millburn, NJ

We have audited the accompanying balance sheets of E Cash, Inc. as of March 31, 2006 and 2005 and the related statements of operations and accumulated earnings (deficit), and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E Cash, Inc. as of March 31, 2006 and 2005, and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.



                                                           Meyler & Company, LLC



Middletown, NJ
June 13, 2006

                                 E CASH, INC.                  STATEMENT 1

                      BALANCE SHEETS MARCH 31, 2006 AND 2005

                                                            2006            2005
                                                            ----            ----
            ASSETS

Current Assets:
      Cash and cash equivalents                          $  89,374    $  89,517
      Accounts receivable                                   10,969        4,211
                                                         ---------    ---------
         Total current assets                              100,343       93,728
                                                         ---------    ---------

Property and equipment, at cost:
      Equipment - ATM's                                    103,512      103,512
      Less, accumulated depreciation                       (98,952)     (94,392)
                                                         ---------    ---------
         Totals                                              4,560        9,120
                                                         ---------    ---------

         TOTALS                                          $ 104,903    $ 102,848
                                                         =========    =========

      LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIENCY)

Current Liabilities:
      Accrued expenses                                   $   2,290    $   2,610
      Loans payable to related parties                      47,692      111,763

      Income taxes payable                                  15,405
                                                         ---------    ---------
         Total current liabilities                          65,387      114,373
                                                         ---------    ---------

Stockholder's equity (deficiency):
      Common stock, authorized 500,000,000 shares:
      par value - $.001; 21,244,114
      issued and outstanding                                21,244       21,244
      Retained earnings (deficit)                           18,272      (32,769)
                                                         ---------    ---------
            Total stockholder's equity (deficiency)         39,516      (11,525)
                                                         ---------    ---------

      TOTALS                                             $ 104,903    $ 102,848
                                                         ==========   =========

See Notes to Financial Statements.

                                  E CASH INC.                        STATEMENT 2

                               STATEMENTS OF INCOME
                   FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

                                                         2006             2005
                                                         ----             ----
            INCOME

Revenues:
      ATM fees                                          $124,342        $ 90,972
      Commissions                                          2,996
                                                        --------        --------
            Totals                                       127,338          90,972
                                                        --------        --------

Expenses:
      Operating expenses                                  41,850          32,940
      Selling, general and
           administrative expenses                        13,482          14,524
      Depreciation                                         4,560           4,868
                                                        --------        --------
            Totals                                        59,892          52,332

Income from Operations                                    67,446          38,640

Income Tax Expense                                        16,405             550
                                                        --------        --------

Net Income                                              $ 51,041        $ 38,090
                                                        ========        ========

Net income per common share
  basic and diluted                                     $   0.09        $   0.10
                                                        ========        ========

Weighted average common
  shares outstanding                                     543,189         380,775

See Notes to Financial Statements.

                                 E CASH, INC.                        STATEMENT 3

                             STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED MARCH 31, 2006 AND 2005

                                                              2006           2005
                                                              ----           ----
Operating activities:
           Net income                                   $    51,041    $    38,090

Adjustments to reconcile net income to net cash
           provided by operating activities

           Depreciation                                       4,560          4,868

Changes in assets and liabilities:
           (Decrease) increase in accounts receivable        (6,758)         5,459
           Decrease in accrued expenses                        (319)       (15,629)
           Increase in income taxes payable                  15,405
                                                        -----------    -----------
           Net cash provided by operating activities         63,929         32,788
                                                        -----------    -----------

Financing Activities:
           Bank overdraft                                                  (2,916)
           Proceeds from loans from related parties       1,997,584      2,394,809
           Payments on loans from related parties        (2,061,656)    (2,337,204)
                                                        -----------    -----------
           Net Cash provided by (used in)
           financing activities                             (64,072)        54,689
                                                        -----------    -----------

Net (decrease) increase in cash and cash equivalents           (143)        87,477

Cash and cash equivalents, beginning of year                 89,517          2,040
                                                        -----------    -----------

CASH AND CASH EQUIVALENTS,
END OF YEAR                                             $    89,374    $    89,517
                                                        ===========    ===========

Supplemental cash flow disclosures:

           Taxes paid                                   $     1,000    $       550
                                                        ===========    ===========

See Notes to Financial Statements

                                  E CASH, INC.                     STATEMENT 4

                        STATEMENT OF STOCKHOLDERS' EQUITY

                                 MARCH 31, 2006

                                                                                Additional        Retained        Total
                                                      Common Stock               Paid-in          Earnings     Stockholders'
                                                  Shares          Amount         Capital         (Deficit)    Equity (Deficit)
                                               ------------    ------------    ------------    ------------    ------------

Balance, March 31, 2004                                  10    $      1,000                    $    (50,615)   $    (49,615)

Net income for the year ended March 31, 2005                                                         38,090          38,090
                                               ------------    ------------    ------------    ------------    ------------
                                                         10           1,000                         (12,525)        (11,525)

Reverse Merger (Note 1)

     Exchange of shares                                 (10)         (1,000)   $      1,000
Outstanding common stock of E Cash, Inc.
     (formerly Avery Sports Turf, Inc.)         497,645,600         497,645       3,729,806      (4,227,451)
Redemption of shares at merger                 (496,401,486)       (496,401)        496,401
Issuance of shares on merger                     20,000,000          20,000         (20,000)
Capitalization of prior losses                                                   (4,207,207)      4,207,207
                                               ------------    ------------    ------------    ------------    ------------
Balance, March 31, 2005                          21,244,114          21,244               0         (32,769)        (11,525)
Net income for the year ended March 31, 2006                                                         51,041          51,041
                                               ------------    ------------    ------------    ------------    ------------
Balance, March 31, 2006                          21,244,114    $     21,244    $          0    $     18,272    $     39,516
                                               ============    ============    ============    ============    ============

See Notes to Financial Statements

                          Notes to Financial Statements

                                  E CASH, INC.                     STATEMENT 5

                          NOTES TO FINANCIAL STATEMENTS

Note 1- Nature of business:

      E Cash, Inc. (the Company), incorporated in April 1999, is in the business of operating automated teller machines ("ATMs"). The ATMs operated by the Company are non- financial institution stand-alone cash dispensing units. The ATMs are typically placed in supermarkets and various retail locations not generally serviced by traditional and financial institution ATMs. The Company's ATMs can be accessed with either a debit or credit card. All of the Company's ATMs are located in New Jersey.

      The retailer's main incentive is to provide ready cash to its customers for additional purchases. There are no written contracts pertaining to these agreements between the retailer and the Company and either party has the right to terminate the relationship at will. The Company owns all of the ATMs, and provides installation and servicing of the machines. These ATMs are electronically connected to major financial institutions via transaction processing networks. When a customer uses his debit or credit card in the ATM, the network verifies the validity of the customer's card and password as well as verifying the availability of the funds requested. Once the approval process is completed, the ATM dispenses cash to the customer and the network charges the agreed upon fees to the customer's account. Customers using the Company's ATMs incur transaction charges ranging from $1.50 to $6.75, based on the location of that particular ATM. The retailers where ATMs are installed are paid a commission (usually 10% to 15% of total fees).

      On March 27, 2006, the Company entered into a agreement and plan of reorganization with Avery Sports Turf, Inc. ("Avery") which subsequently changed its name to ECash, Inc whereby Avery issued 20,000,000 shares of its common stock to acquire the Company. Additionally, Avery authorized a 1 for 400 reverse split of its common stock prior to the merger. The name change and reverse split became effective on May 22, 2006. In connection with the merger, the Company became a wholly owned subsidiary of Avery. Prior to the merger, Avery was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the merger of a private operating company into a non-operating public shell corporation, with nominal net assets, is considered a capital transaction. At the time of the merger, the officers and directors of Avery resigned and were replaced with the officers and directors of the Company. For financial statement presentation, the merger has been reflected in the financial statements as though it occurred on March 31, 2005. The historical financial statements prior to March 31, 2005 are those of the Company. Since the merger is a recapitalization and not a business combination, pro forma information is not presented.

                         Notes to Financial Statements
                                     1 of 5

                                  E CASH, INC.

                          NOTES TO FINANCIAL STATEMENTS

Note 2- Summary of significant accounting polices:

      Use of Estimates:
      The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes. Actual results could differ from those estimates.

      Risk and Uncertainties:
      Factors that could affect the Company's future operating results and cause future results to vary materially from expectations include, but are not limited to, lower than anticipated retail transactions, and inability to control expenses, technology changes in the industry, relationships with processing agencies and networks, changes in its relationship with related parties providing operating services to the Company and general uncertain economic conditions. Negative developments in these or other risk factors could have material adverse affect on the Company's future financial position, results of operations and cash flow.

      Control by principal stockholder:
      The sole stockholder owns all of the voting power of the outstanding shares of the common stock of the Company. Accordingly, this stockholder has the ability to control the approval of most corporate actions including increasing the authorized capital stock of the Company and the dissolution, merger or sale of the Company's assets.

      Cash and cash equivalents:
      The Company considers all highly-liquid investments with a maturity of three months or less when purchased to be cash equivalents. There are no cash equivalents at March 31, 2006 and 2005.

      Equipment and depreciation:
      Equipment is stated at cost and is depreciated using the declining balance method over the estimated useful lives of the respective assets. The estimated useful life of equipment (ATMs) is five years. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

      Revenue recognition:
      The Company derives its revenue mainly from transaction fees from ATM usage, that is the number of total transactions per each location, at the agreed upon transaction fee rate. Accordingly, the Company recognizes its revenues at the time of the ATM transaction. The Company records transaction fees from ATM usage on a gross basis with commissions paid to retailers included within operating expenses.

                         Notes to Financial Statements
                                     2 of 5

                                  E CASH, INC.

                          NOTES TO FINANCIAL STATEMENTS

      Fair values of financial instruments:
      The Company uses financial instruments in the normal course of its business. The carrying values of cash equivalents, accounts receivable, accounts payable, accrued expenses and other current liabilities approximate their fair value due to the short-term maturities of these assets and liabilities.

      Income taxes:
      The Company accounts for income taxes using the liability method, which requires the determination of deferred tax assets and liabilities based on the differences between the financial and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. Deferred tax assets are adjusted by valuation allowance, if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

      Income tax provisions require the use of management judgments, which are subject to challenge by various taxing authorities. Significant estimates used in accounting for income taxes relate to determination of taxable income and the determination of temporary differences between book and tax bases. Temporary differences are a result of the Company preparing its corporate tax returns on the cash basis method of accounting.

      Recent accounting pronouncements:
      In December 2004, the FASB issued Statement of Financial Accounting Standards No. 153 (SFAS 153), "Exchanges of Non-monetary Assets." SFAS 153 amends the guidance in APB No. 29, "Accounting for Non-monetary Assets" APB No. 29 was based on the principle that exchanges of non-monetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with general exception for exchanges of non-monetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 151 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company's financial position or results of operations.

      In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections ("SFAS No. 154") which replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes" in Interim Financial Statements-An Amendment of ABP Opinion No. 28 SFAS No. 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. Specifically, this statement requires "retrospective application" of the direct effect for a voluntary change in accounting principle to prior periods' financial statements, if it is practical to do so. SFAS No. 154 also strictly defines the term "restatement" to mean the

                         Notes to Financial Statements
                                     3 of 5

                                  E CASH, INC.

                          NOTES TO FINANCIAL STATEMENTS

      Recent accounting pronouncements (continued):
      correction of errors made in fiscal years beginning after December 15, 2005 and required to be adopted by the Company in the first quarter of fiscal year 2006. Although we will continue to evaluate the application of SFAS No. 154, management does not currently believe adoption will have a material impact on our results of operations, financial position or cash flow.

Note 3 - Cash:

      The  Company  maintains  cash in the  ATMs at all  times.  Cash in ATMs is
      approximately   $87,831   and   $74,660  at  March  31,   2006  and  2005,
      respectively.

Note 4- Equipment:
      Equipment is comprised of the following at March 31,

                                    2006         2005
                                 ---------    ---------

Equipment                        $ 103,512    $ 103,512

Less, accumulated depreciation     (98,952)     (94,392)

                                 ---------    ---------
     Totals                      $   4,560    $   9,120
                                 =========    =========

      Depreciation expense for the years ended March 31, 2006 and 2005 amounted to $4,560 and $4,868, respectively.

Note 5- Related party transactions:

      The Company's current sole officer and director is also the sole stockholder of the Company as well as being the sole officer, director and stockholder of other affiliated companies. Future business operating results and substantially all of the services provided to the Company are dependent on this individual, and the other affiliated companies.

      The Company has engaged in numerous transactions with these related parties for financing needs as well as for services. For the year ended March 31, 2004, related parties services - management fees totaled $104,000. No fees were charged for the year ended March 31, 2005.

      Management fees represent charges for the following:

            1. Installation of ATMs at all locations.
            2. Service and maintenance of all Company owned ATMs.
            3. Cash replacement for all ATMs.
            4. General and administrative services.

                         Notes to Financial Statements
                                     4 of 5

                                  E CASH, INC.
                          NOTES TO FINANCIAL STATEMENTS

      Related party transactions (continued):
      Loans payable - related parties:

      Loans payable to related parties represent cash advances for working capital and vault cash. At March 31, 2006 and 2005, loans payable to related parties totaled $47,692 and $111,763, respectively. These loans are non-interest bearing and have no stated terms of repayment.

Note 6- Income taxes:

      The Company has net operating loss carryforwards of approximately $8,000, which expire in 2024, that are available to offset future taxable income. Due to the uncertainty of realization of these loss carryforwards, a full valuation allowance has been provided against the deferred tax asset.

      The provision for income taxes consists of the following at March 31,

                                 2006      2005
                               -------   -------

                     Federal   $10,347
                     State       6,058   $   550
                               -------   -------

                     Totals    $16,405   $   550
                               =======   =======



Note 7- Contingencies:

      Insurance Coverage:
      The Company is self insured against loss or damage to its machines and its contents. During the years ended March 31, 2006 and 2005, the Company suffered no such losses.

Note 8- Commissions:

      Commissions paid to retailers are included within operating expenses on the statement of income. For the years ended March 31, 2006 and 2005, $21,213 and $21,860 in commissions are included within operating expenses, respectively.

                                      * * *

                         Notes to Financial Statements
                                     5 of 5